UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 10, 2017

STRATTEC SECURITY CORPORATION
(Exact name of registrant as specified in charter)

Wisconsin
(State or other jurisdiction of incorporation)

0-25150	39-1804239
(Commission File Number)	(I.R.S. Employer I.D. Number)

3333 West Good Hope Road Milwaukee, WI	53209
(Address of Principal Executive Offices)	(Zip Code)

(414) 247-3333
(Registrant's telephone number; including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting (the "Annual Meeting") of Shareholders of STRATTEC SECURITY CORPORATION (the "Company") was held on October 10, 2017.  A total of 3,699,754 shares of the Company's Common Stock, par value $0.01 per share, were eligible and entitled to vote at the Annual Meeting and a total of 3,098,005 shares of the Company's Common Stock were represented at the Annual Meeting.  The matters voted on at the Annual Meeting were as follows:

1.	Proposal 1: Election of Directors:

The following individuals, who were nominated for election to the Board of Directors, were elected by the shareholders at the Annual Meeting for a term of three years expiring at the 2020 annual meeting of shareholders.

Name	Votes For	Votes Withheld	Broker Non-Votes
Michael J. Koss	3,021,589	76,416	0
David R. Zimmer	2,663,519	434,486	0

The nomination of the above listed directors was made by the Board of Directors and no other nominations were made by any shareholder. Each of Mr. Koss and Mr. Zimmer were completing a three year term as members of the Board of Directors at the date of the Annual Meeting.

The terms of the following directors continued after the Annual Meeting: Harold M. Stratton II (until the 2018 Annual Meeting of Shareholders); Thomas W. Florsheim, Jr. (until the 2018 Annual Meeting of Shareholders); and Frank J. Krejci (until the 2019 Annual Meeting of Shareholders).

2.	Proposal 2: Advisory (non-binding) vote on the executive compensation awarded to the Company's named executive officers:

The shareholders voted at the Annual Meeting in favor of the compensation of the Company's named executive officers as disclosed in the Proxy Statement for the Annual Meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,003,028	88,374	6,603	0

3.	Proposal 3: Advisory (non-binding) vote on the frequency of future advisory votes on the executive compensation of the Company's named executive officers:

The shareholders voted to recommend that the Company include an advisory vote on the compensation of the Company's named executive officers pursuant to the rules of the Securities and Exchange Commission (the "Commission") every year.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
2,696,719	11,662	385,678	3,946	0

In accordance with the shareholder voting results, in which every "One Year" received the highest number of votes cast on the frequency proposal, and the Board of Directors' recommendation in the Proxy Statement for the Annual Meeting, the Company's Board of Directors has determined that future shareholder non-binding advisory votes on executive compensation will continue to occur every one year.  Accordingly, the next shareholder non-binding advisory vote on executive compensation will be held at the Company's 2018 Annual Meeting of Shareholders.  The next required shareholder non-binding advisory vote regarding the frequency interval will be held in six years at the Company's 2023 Annual Meeting of Shareholders.

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.

On October 10, 2017, STRATTEC SECURITY CORPORATION issued a press release (the "Press Release") announcing the declaration of a quarterly dividend.  A copy of the Press Release is attached as Exhibit 99.1 to this report.  The attached Exhibit 99.1 is furnished pursuant to Item 7.01 of Form 8-K.

The information in this Form 8-K, including Items 7.01 and 9.01, and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1 ‑‑ Press Release of STRATTEC SECURITY CORPORATION, issued October 10, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRATTEC SECURITY CORPORATION
Date: October 10, 2017
	By:	/s/ Patrick J. Hansen
Patrick J. Hansen, Senior Vice President and
Chief Financial Officer